Filed Pursuant to Rule 497(a)

Registration No. 033-52970

Rule 482ad

Our equity and fixed-income funds are distinguished by their competitive pricing, academic foundation and long-term consistency.

ACCESS INSTITUTIONAL EXPERTISE WITH JOHNSON MUTUAL FUNDS

Johnson Asset Management mutual funds are managed with our institutional philosophy, we do not deviate from our process regardless of vehicle. Our highly disciplined process is built on a foundation of both academic analysis and real-world experience. Both our equity and fixed income strategies aim to provide outperformance over the market index with comparable volatility and greater downside risk protection.

We serve as advisor for the Johnson Mutual Funds, which offers five publicly available mutual funds that provide immediate diversification and professional management for accounts with a minimum investment of $2,000 ($500 for an Education Savings Account). Our funds are 100% no-load, with no redemption, sales charge, or exchange fees.

Johnson Institutional Core Bond Fund

Johnson Institutional Core Bond Fund aims to provide a high level of income over the long-term consistent with the preservation of capital.

Johnson Institutional Intermediate Bond Fund

Johnson Institutional Intermediate Bond Fund is an investment grade domestic fixed income portfolio that aims to provide outperformance over the market index with comparable volatility and greater downside risk protection.

Johnson Institutional Short Duration Bond Fund

Johnson Institutional Short Duration Bond Fund is an investment grade domestic fixed income portfolio that aims to provide outperformance over the market index with comparable volatility and greater downside risk protection.

Johnson Institutional Enhanced Return Fund

Johnson Enhanced Return Fund aims to outperform the S&P 500 Index with low tracking error and comparable volatility. The Fund seeks to accomplish this by replicating the large cap equity market through the use of S&P 500 index futures, combined with alpha generating short duration investment-grade fixed income securities.

Johnson Opportunity Fund

The objective of the Opportunity Fund is long-term capital growth. The Fund invests primarily in equity securities of small and medium sized companies (those with a market capitalization below $15 billion) that offer opportunities for capital growth. Companies are selected for the Fund’s portfolio using a proprietary approach that blends quantitative and fundamental analysis.

Johnson Municipal Income Fund

The objective of the Municipal Income Fund is a high level of federally tax-free income over the long term, consistent with preservation of capital. The Fund invests primarily in Ohio investment-grade municipal fixed income securities.

Johnson Fixed Income Fund

The objective of the Fixed Income Fund is a high level of income over the long term, consistent with preservation of capital. The Fund invests primarily in intermediate-term investment-grade fixed income securities, including government and corporate bonds.

Johnson Equity Income Fund

The objective of the Equity Income Fund is to provide above-average dividend income and long-term capital growth. The Fund invests primarily in common stocks of larger-sized U.S. companies (those with a market capitalization above $15 billion) believed to have above-average dividend income and capital growth.

Johnson International Fund

The investment objective of the International Fund is long-term growth of capital. The Fund invests in equity securities of foreign companies located in a variety of countries throughout the world. The Fund expects to typically invest in companies located in ten or more countries outside the United States at any one time and offer opportunities for capital growth.